EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Robert R. Black, Sr., President and Chief Executive Officer of Black Gaming, LLC (the “Company”), certify, pursuant Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
May 15, 2009

/s/ Robert R. Black, Sr.

Robert R. Black, Sr.,
President and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.